CTB SECURITIES TRUST FUND

Portfolio of Investments

December 31, 2000


LOANS

                            Coupon        Par
Description of Maturity      rate        value          Value

  **              11/1/01    P+6.25         395,680       391,950
  **               4/2/01    7.3000%        400,000       387,895
  **              2/28/01    P+1.25       2,332,718     2,309,481
  **               8/1/03         P       4,283,748     4,240,914
  **              11/1/01     P+1.5         402,888       359,142
  **             11/15/01     P+0.5         750,000       729,338
  **              8/20/04    P+1.25         203,600       202,564
  **              8/18/06       P+2       1,471,902     1,454,969
  **               9/1/02       P+2         217,389       214,197
  **             12/31/00#    P+1.5         876,529       868,149
  **              2/26/01    9.0000%        650,000       649,529
  **             12/20/01    9.7500%        134,854       133,933
  **              5/29/01    P+1.25          47,325        46,954
  **              9/15/06     P+0.5         147,750       146,996
  **               7/1/04     P+1.5          35,833        35,453

                                                      221,688,744

       TOTAL OTHER (COST:  $222,091,301)

       TOTAL INVESTMENTS (COST:  $858,158,963*)    $  857,739,282

# PAST DUE LOAN IN RENEWAL
* THE TAX COST OF  INVESTMENTS IS SUBSTANTIALLY IDENTICAL TO THE BOOK BASIS.
  NET UNREALIZED DEPRECIATION AS OF DECEMBER 31, 2000 CONSISTS OF THE FOLLOWING:

    GROSS UNREALIZED APPRECIATION                  $       36,410
    GROSS UNREALIZED DEPRCIATION                         -456,091

**CONFIDENTIAL TREATMENT REQUESTED.  OMITTED AND FI$     -419,681
  SECURITIES AND EXCHANGE COMMISSION.